UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21172

DWS RREEF Real Estate Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

Semiannual Report
to Stockholders

DWS RREEF Real Estate Fund, Inc.

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Stockholder Meeting Results

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Account Management Resources

Click Here Privacy Statement

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent performance.

Returns during part or all of the periods shown reflect a fee and/or expense waiver. Without this waiver, returns would have been lower.

Average Annual Return as of 6/30/06
	6-Month*	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	11.06%	15.51%	29.82%	32.07%
Based on Market Value(a)	10.55%	15.88%	24.27%	24.63%
NAREIT Equity REIT Index(b)	12.92%	19.06%	26.14%	27.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/06	As of 12/31/05
Net Asset Value	$ 25.91	$ 24.19
Market Price	$ 21.94	$ 20.57

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months: Income Dividends (common shareholders) as of 6/30/06	$ .79

* The Fund commenced operations on October 31, 2002. Index comparison began October 31, 2002.

a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

b The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Fund, Inc. during its most recent semiannual period ended June 30, 2006.

Q: How did DWS RREEF Real Estate Fund, Inc. perform during the most recent six-month period?

A: REITs outpaced the broader equity markets during the first quarter of 2006, and then fell back to perform in line with the market in the second quarter. DWS RREEF Real Estate Fund, Inc., returned 11.06% based on net asset value (NAV) for the six-month period ended June 30, 2006. The fund's NAV return underperformed the 12.92% return of the NAREIT Equity REIT Index. Based on market price, the fund posted a 10.55% return. The fund had a closing value of $21.94 per share based on market price ($25.91 per share based on net asset value) as of June 30, 2006. (Past performance is no guarantee of future results. Please see page 4 for more complete performance information.) Over the period, the NAREIT Equity REIT Index outperformed the 5.22% return of the Dow Jones Industrial Average, the 2.71% return of the Standard & Poor's 500 (S&P 500) Index and the -1.08% return of the Nasdaq Composite Index.1

1 The NAREIT Equity REIT Index is an unmanaged, weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged index widely regarded as representative of the equity market in general.

The Nasdaq Composite Index (Nasdaq) is an unmanaged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.

Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and based in Chicago, New York and San Francisco, is a wholly owned subsidiary of Deutsche Bank AG and operates as the real estate and infrastructure arm of the bank's asset management division. RREEF is a full-service real estate investment advisor that manages approximately $36.8 billion of real estate assets on behalf of its clients, of which $10.3 billion is in real estate securities and approximately $26.5 billion is invested directly in real estate. Across the United States, RREEF has approximately 125 property management offices located in 50 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of DWS RREEF Real Estate Fund, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q: What factors influenced the performance of REITs in the first half of 2006?

A: REITs outperformed the broader equity markets during the first quarter of this year. Solid REIT performance was driven by expectations that more REIT privatizations and mergers will occur and continue to drive up REIT prices. Despite the US Federal Reserve Board's (the Fed) continuing short-term rate increases and the 10-year Treasury yield's ascent, strong cash flows to real estate drove robust REIT performance in the first quarter.

In April, 10-year Treasury yields climbed above 5%, making REIT yields look less attractive on a relative basis. In May, the REIT market retreated once again, as yields continued to creep upward and inflation concerns grew in light of increases in the consumer price index as well as rising oil prices. However, REITs — as well as the broader stock market — rebounded in late June when the Fed seemed to suggest that rate hikes in this cycle might be coming to an end.

Q: What contributed to and detracted from performance over the period?

A: Stock selection and sector selection each had a negative effect on performance. While stock selection was helpful within the regional mall and specialty sector, weaker stock selection in the office, apartment, industrial, hotel and retail sectors detracted from performance. Our overweight position in the outperforming hotel sector and underweight in the underperforming retail sector helped performance, while our overweight position in the regional mall sector and slight underweight within the office and apartment sectors detracted from portfolio performance.2

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In addition, the fund's position in preferred stocks (15% as of June 30 — the remainder of the fund is invested in REIT common stocks and cash) detracted from performance during the period. With common stocks outperforming preferreds over the six-month period, the fund's higher allocation in preferred stocks held back performance. We currently plan to maintain a significant amount of the portfolio in preferred stocks because of their attractive yields and because we remain cautious about the valuation levels of REIT common stocks.

Q: Which other individual holdings had a significant impact on performance during the period?

A: One of the largest positive contributors to performance was AvalonBay Communities, Inc., in the apartment sector. AvalonBay has a strong portfolio of holdings located in supply-constrained markets. In addition, Simon Property Group, Inc., has continued to deliver solid returns due to the company's premium mall portfolio and strong fundamentals within the mall sector. One of the largest individual detractors from performance was our position in American Financial Realty Trust, a specialty office REIT that leases office space to bank branches. The company reported a larger-than-expected fourth-quarter loss, fueling investor concerns about American Financial's overall business model. Although the company has struggled with rapid growth, we maintain a position in the REIT, as we believe it trades at a large discount to asset value and its board has stated that it plans to seek strategic alternatives. Another detractor was GMH Communities Trust, which delayed its fourth-quarter and full-year 2005 earnings reports while an audit committee conducts an investigation of the company's accounting procedures. Investors also reacted unfavorably to GMH's announcement that it would be cutting its earnings estimates for 2005 and rescinding its 2006 earnings forecast. While the company has suffered from its earnings restatements, we believe that it trades at an attractive level relative to its net asset value and we are therefore maintaining a position there.

Q: Will you describe the performance of the various REIT sectors?

A: Apartments represented the top-performing REIT sector over the semiannual period. Companies in the sector continue to report solid revenues fueled by steady US job growth, a reduced level of apartment construction (which constitutes a restriction on supply) and the fact that it has become more expensive for individuals to purchase a home. Though valuations within the sector have risen, investors are rewarding apartment REITs for their improving real estate portfolios.3 Apartment companies have repositioned their portfolios in the past few years, so that many own properties in more supply-constrained markets, primarily on the East and West Coasts, where demand for apartment space is stronger.

3 "Valuation" refers to placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

The office sector also outperformed, driven in part by strong performance in the second quarter when Trizec Properties, Inc. announced that it would be acquired by an investor group led by Brookfield Properties Corp. and Blackstone Group at an 18% premium to the company's previous-day closing stock price (at the time of the announcement). In addition, Equity Office Properties Trust (EOP) performed surprisingly well. The company posted solid gains following a sustained period of underperformance. EOP's share price has also benefited from the company's share repurchase program. Though the office market's recovery continues to progress somewhat slowly, we believe that the sector is nearing a period of full recovery.

In addition, fundamental characteristics within the hotel sector remain strong. Starwood Hotels & Resorts Worldwide, Inc. performed well over the period following the close of its sale of 28 hotels to Host Marriott Corporation in April. (As of June 30,2006, the position in Starwood was sold.) Hotel operators are reporting increases in occupancy and room rates. Earnings growth appears strong, as demand for hotel space has increased while supply has not. In addition, valuations appear fair in the near term and seem even more attractive when we look ahead over the next several years.

During the semiannual period, the retail and industrial sectors underperformed the benchmark. In the case of retail, following a period of strong performance in 2005, investors appear to be moving out of retail REITs and into recovering REIT sectors such as offices and apartments. With overall retail occupancy rates approaching 95%, it becomes difficult for retail companies to grow and to improve earnings. In the industrial sector, we are not seeing a particularly strong rental growth trend. In the recent past, a large portion of industrial companies' earnings has come from development activity. And investors have been concerned about the ability of industrial REITs to continue to report substantive gains through additional development.

Finally, regional malls lagged during the period, but much of the underperformance came from The Mills Corp. Mills suffered from earnings restatements as well as delays and cost overruns for its megaproject Xanadu, in the New Jersey Meadowlands. Other regional mall companies generally performed well, however. Valuations and earnings growth within regional malls remain attractive relative to other real estate sectors. Although we are concerned that consumer spending could retrench and hurt the mall sector, we are focusing on high-quality centers in order to mitigate risk.

Q: What are the prospects for the REIT marketplace for the remainder of 2006?

A: While capital flows into the REIT sector remain strong, pricing has been at record highs, and "cap rates" (determined by dividing a property's net operating income by its purchase price) have been at record lows. Some observers have been concerned that in the face of higher interest rates and construction costs, cap rates will begin to rise and cause REIT prices to decline. Whether this will occur remains to be seen.

We continue to believe that strong economic fundamentals such as a strengthening economy and continued job growth will bode well for improved earnings and dividend growth for REITs. Higher replacement costs (i.e., higher construction costs that make it more expensive to add supply to the market) and large pools of private capital currently available for investment should provide a floor to valuations in the coming months. We continue to focus our efforts and position the fund in high-quality assets and real estate markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	6/30/06	12/31/05

Common Stocks	82%	82%
Preferred Stocks	15%	14%
Other	3%	3%
Convertible Bond	—	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/06	12/31/05

Office	19%	21%
Regional Malls	14%	14%
Hotels	14%	12%
Apartments	14%	16%
Shopping Centers	12%	12%
Health Care	9%	8%
Industrials	8%	8%
Diversified	5%	3%
Storage	4%	4%
Other	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2006 (58.0% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	8.4%
2. Ventas, Inc. Investor in long-term health care facilities	7.1%
3. Liberty Property Trust Owner of office and industrial properties	6.8%
4. Glimcher Realty Trust Developer and manager of regional malls and shopping centers	6.2%
5. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	5.6%
6. Mack-Cali Realty Corp. Developer and manager of office properties	5.2%
7. Extra Space Storage, Inc. Developer and manager of self-storage properties	4.9%
8. iStar Financial, Inc. Provider of structured financing	4.8%
9. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	4.6%
10. American Campus Communities, Inc. Owns and operates on and off campus housing properties	4.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 110.9%
Apartments 16.5%
American Campus Communities, Inc. (REIT)	736,602	18,304,560
Apartment Investment & Management Co. "A" (REIT)	534,600	23,228,370
AvalonBay Communities, Inc. (REIT)	171,600	18,982,392
GMH Communities Trust (REIT)	305,500	4,026,490
Home Properties, Inc. (REIT)	62,300	3,458,273
		68,000,085
Diversified 6.4%
iStar Financial, Inc. (REIT)	521,600	19,690,400
Spirit Finance Corp. (REIT)	578,950	6,518,977
		26,209,377
Health Care 10.8%
Medical Properties Trust, Inc. (REIT)	237,000	2,616,480
National Health Realty, Inc. (REIT)	70,600	1,337,870
Senior Housing Properties Trust (REIT)	613,700	10,991,367
Ventas, Inc. (REIT)	868,800	29,434,944
		44,380,661
Hotels 10.9%
Canyon Ranch Holdings LLC (REIT) (Units)	230,400	6,195,238
DiamondRock Hospitality Co. (REIT)	471,000	6,975,510
Eagle Hospitality Properties Trust, Inc. (REIT)	352,900	3,398,427
Hersha Hospitality Trust (REIT)	872,700	8,107,383
Strategic Hotels & Resorts, Inc. (REIT)	690,900	14,329,266
Winston Hotels, Inc. (REIT)	504,600	6,181,350
		45,187,174
Industrial 10.2%
First Industrial Realty Trust, Inc. (REIT)	376,200	14,273,028
Liberty Property Trust (REIT)	633,900	28,018,380
		42,291,408
Office 23.3%
American Financial Realty Trust (REIT)	1,048,800	10,152,384
Digital Realty Trust, Inc. (REIT)	409,500	10,110,555
Equity Office Properties Trust (REIT)	77,000	2,811,270
Glenborough Realty Trust, Inc. (REIT)	248,100	5,344,074
Highwoods Properties, Inc. (REIT)	481,500	17,420,670
HRPT Properties Trust (REIT)	1,254,971	14,507,465
Lexington Corporate Properties Trust (REIT)	659,100	14,236,560
Mack-Cali Realty Corp. (REIT)	468,800	21,527,296
		96,110,274
Other 2.1%
Crystal River Capital, Inc. 144A	167,500	4,217,650
Deerfield Triarc Capital Corp. (REIT)	337,500	4,380,750
		8,598,400
Regional Malls 17.3%
Feldman Mall Properties, Inc. (REIT)	436,300	4,781,848
Glimcher Realty Trust (REIT)	1,024,050	25,406,681
Simon Property Group, Inc. (REIT)	419,597	34,801,375
The Macerich Co. (REIT)	91,000	6,388,200
		71,378,104
Shopping Centers 8.5%
Heritage Property Investment Trust (REIT)	518,900	18,119,988
Regency Centers Corp. (REIT)	274,000	17,029,100
		35,149,088
Storage 4.9%
Extra Space Storage, Inc. (REIT)	1,233,797	20,036,863
Total Common Stocks (Cost $305,157,373)		457,341,434

Preferred Stocks 19.5%
Apartments 1.4%
Associated Estates Realty Corp., 8.7%, Series II (REIT)	221,000	5,690,750
Health Care 1.3%
LTC Properties, Inc., 8.0%, Series F (REIT)	225,000	5,611,500
Hotels 7.2%
Boykin Lodging Co., 10.5%, Series A (REIT)	84,600	2,123,460
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A (REIT)	176,800	4,359,234
Equity Inns, Inc., 8.75%, Series B (REIT)	498,000	12,699,000
Strategic Hotels & Resorts, Inc. 8.25%, Series B (REIT)	59,600	1,508,625
Strategic Hotels & Resorts, Inc., 8.5%, 144A (REIT)	167,500	4,239,844
Sunstone Hotel Investors, Inc., 8.0%, Series A (REIT)	196,500	4,973,906
		29,904,069
Office 1.1%
Digital Realty Trust, Inc., 8.5%, Series A (REIT)	183,300	4,725,712
Regional Malls 1.1%
Taubman Centers, Inc., 8.0%, Series G (REIT)	170,747	4,357,463
Shopping Centers 7.3%
Cedar Shopping Centers, Inc., 8.875% (REIT)	150,000	3,933,000
Ramco-Gershenson Properties Trust, 9.5%, Series B (REIT)	208,000	5,340,400
The Mills Corp., 9.0%, Series C (REIT)	364,400	8,347,055
The Mills Corp., 8.75%, Series E (REIT)	190,000	4,373,800
Urstadt Biddle Properties, Inc., 8.5%, Series C (REIT)	75,000	8,041,410
		30,035,665
Storage 0.1%
Public Storage, Inc., 10.0%, Series A (REIT)	12,800	341,760
Total Preferred Stocks (Cost $79,934,658)		80,666,919

Other 3.8%
Innkeepers USA Trust (REIT) (Limited Partnership) (a) (Cost $8,662,730)	901,333	15,755,301

Cash Equivalents 0.5%
Cash Management QP Trust, 5.07% (b) (Cost $1,925,011)	1,925,011	1,925,011
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $395,679,772)+	134.7	555,688,665
Other Assets and Liabilities, Net	4.1	16,767,500
Preferred Stock, at Redemption Value	(38.8)	(160,000,000)
Net Assets	100.0	412,456,165

+ The cost for federal income tax purposes was $395,688,090. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $160,000,575. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $166,716,446 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,715,871.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Restricted Security	Acquisition Dates	Cost ($)	Value ($)	As a % of Net Assets
InnKeepers USA Trust (REIT) (Limited Partnership)	November 2002- December 2004	8,662,730	15,755,301	3.8

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At June 30, 2006, open interest rates swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
1/14/2004 1/14/2008	40,000,000[1]	Fixed — 2.992%	USD — Floating LIBOR BBA	1,585,278
1/28/2003 1/28/2008	40,000,000[1]	Fixed — 3.247%	USD — Floating LIBOR BBA	1,430,299
1/28/2003 1/28/2010	40,000,000[1]	Fixed — 3.769%	USD — Floating LIBOR BBA	2,254,039
1/28/2003 1/28/2013	40,000,000[1]	Fixed — 4.258%	USD — Floating LIBOR BBA	2,840,933
Total net unrealized appreciation				8,110,549
Counterparty: [1] UBS AG

LIBOR: Represents London InterBank Offered Rate.

BBA: British Bankers' Association.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $393,754,761)	$ 553,763,654
Investment in Cash Management QP Trust (cost $1,925,011)	1,925,011
Total investments in securities, at value (cost $395,679,772)	555,688,665
Cash	4,086,552
Dividends receivable	3,542,622
Receivable for investments sold	1,436,208
Interest receivable	28,136
Unrealized appreciation on interest rate swaps	8,110,549
Other assets	21,190
Total assets	572,913,922
Liabilities
Distributions payable	78,767
Accrued investment management fee	274,901
Other accrued expenses and payables	104,089
Total liabilities	457,757
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 6,400 shares issued and outstanding)	160,000,000
Net assets applicable to common shareholders, at value	$ 412,456,165
Net Assets
Net assets applicable to common shareholders consist of: Accumulated distributions in excess of net investment income	(746,032)
Net unrealized appreciation (depreciation) on: Investments	160,008,893
Interest rate swaps	8,110,549
Accumulated net realized gain (loss)	21,385,555
Cost of 230,680 shares held in treasury	(5,059,560)
Paid-in capital	228,756,760
Net assets applicable to common shareholders, at value	$ 412,456,165
Net Asset Value
Net Asset Value per common share ($412,456,165 ÷ 15,919,077 outstanding shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 25.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 17,373,008
Interest	190,000
Interest — Cash Management QP Trust	91,554
Total Income	17,654,562
Expenses: Investment management fee	2,394,705
Administrative fee	5,907
Services to shareholders	9,071
Custodian and accounting fees	45,950
Auditing	29,027
Legal	20,904
Directors' fees and expenses	10,277
Reports to shareholders and annual meeting	40,297
Stock exchange listing fee	4,350
Auction agent fees	201,113
Other	21,572
Total expenses before expense reductions	2,783,173
Expense reductions	(712,604)
Total expenses after expense reductions	2,070,569
Net investment income	15,583,993
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	20,489,500
Interest rate swaps	904,373
21,393,873
Net unrealized appreciation (depreciation) during the period on: Investments	3,939,512
Interest rate swaps	2,664,170
6,603,682
Net gain (loss) on investment transactions	27,997,555
Net increase (decrease) in net assets resulting from operations	43,581,548
Distributions to Preferred Shareholders	(3,684,121)
Net increase (decrease) in net assets, applicable to common shareholders	$ 39,897,427

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 15,583,993	$ 16,977,366
Net realized gain (loss) on investment transactions	21,393,873	36,627,887
Net unrealized appreciation (depreciation) during the period on investment transactions	6,603,682	(9,484,465)
Net increase (decrease) in net assets resulting from operations	43,581,548	44,120,788
Distributions to Preferred Shareholders	(3,684,121)	(5,151,382)
Net increase (decrease) in net assets applicable to common shareholders	39,897,427	38,969,406
Distributions to common shareholders from: Net investment income	(12,642,060)	(15,026,152)
Net realized gains	—	(37,406,158)
Total distributions to common shareholders	(12,642,060)	(52,432,310)
Fund share transactions: Cost of shares repurchased	(1,091,247)	(3,968,313)
Offering costs from issuance of Preferred Shares	—	(123,406)
Net increase (decrease) in net assets from Fund share transactions	(1,091,247)	(4,091,719)
Increase (decrease) in net assets	26,164,120	(17,554,623)
Net assets at beginning of period	386,292,045	403,846,668
Net assets at end of period (including accumulated distributions in excess of net investment income of $746,032 and $3,844, respectively)	$ 412,456,165	$ 386,292,045
Other Information
Common shares outstanding at beginning of period	15,971,357	16,149,757
Shares repurchased	(52,280)	(178,400)
Common shares outstanding at end of period	15,919,077	15,971,357

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006[a]	2005	2004	2003	2002[c]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 24.19	$ 25.01	$ 20.54	$ 14.76	$ 14.33[d]
Income (loss) from investment operations: Net investment income[e]	.98	1.05	1.00	1.04	.16
Net realized and unrealized gain (loss) on investment transactions	1.75	1.68	6.34	6.60	.47
Total from investment operations	2.73	2.73	7.34	7.64	.63
Distributions to Preferred Shareholders (common share equivalent)	(.23)	(.32)	(.15)	(.09)	—
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	2.50	2.41	7.19	7.55	.63
Less distributions from: Net investment income	(.79)	(.93)	(1.44)	(1.38)	(.14)
Net realized gain on investment transactions	—	(2.34)	(1.25)	(.30)	(.03)
Total distributions to common shareholders	(.79)	(3.27)	(2.69)	(1.68)	(.17)
Dilution resulting from issuance of Preferred Shares[e]	—	(.01)	(.03)	(.09)	—
NAV accretion resulting from repurchases of shares at value[e]	.01	.05	—	—	—
Offering costs charged to paid-in capital	—	—	—	—	(.03)
Net asset value, end of period	$ 25.91	$ 24.19	$ 25.01	$ 20.54	$ 14.76
Market price, end of period	$ 21.94	$ 20.57	$ 21.73	$ 19.18	$ 14.85
Total Return
Based on net asset value (%)[b,g]	11.06**	12.16	39.07	53.64	4.15**
Based on market price (%)[b,g]	10.55**	9.82	29.39	42.50	.11**

Ratios to Average Net Assets and Supplemental Data
Common share information at period end: Net assets, end of period ($ millions)	412	386	404	332	238
Ratios based on net assets of common shares: Expenses before expense reductions (%)	1.38*	1.40	1.47	1.43	1.17*
Expenses after expense reductions (%)	1.02*	1.05	1.11	1.08	.82*
Net investment income (%)[h]	3.82i**	4.27	4.57	6.07	1.09**
Common and Preferred share information at period end: Ratios based on net assets of common and Preferred Shares: Expenses before expense reductions (%)[f]	.99*	1.00	1.01	1.01	—
Expenses after expense reductions (%)[f]	.74*	.75	.76	.76	—
Net investment income (%)[f]	2.74i**	3.04	3.15	4.28	—
Portfolio turnover rate (%)	14*	17	29	36	1*
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	160	160	160	120	—
Asset coverage per share ($)***	89,446	85,358	88,101	94,118	—
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	—

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Total return would have been lower had certain expenses not been reduced.

[c] For the period from October 31, 2002 (commencement of operations) to December 31, 2002.

[d] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).

[e] Based on average common shares outstanding during the period.

[f] The Fund issued 4,800 and 1,600 Preferred Shares on January 15, 2003 and January 12, 2004, respectively.

[g] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[h] Net investment income ratios for the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004 and 2003 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 2.92%, 2.98%, 3.88% and 5.56%, respectively.

[i] The ratio for the six months ended June 30, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.

* Annualized

** Not annualized

*** Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Real Estate Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Securities Lending. Effective August 9, 2006, the Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 3,200 shares of Series A and 3,200 shares of Series B Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At June 30, 2006, the annualized dividend rate, as set by the auction process, for Series A and Series B was 4.55% and 4.56%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are all cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Offering Costs. During the year ended December 31, 2005, additional offering costs of $123,406 were recorded in connection with the offering of additional Series A and Series B Preferred Shares in 2004 and were charged directly to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended June 30, 2006 purchases and sales of investment securities (excluding short-term investments) aggregated $39,275,067 and $68,159,295, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject at all times to the general supervision of the Fund's Board of Directors (the "Board"). Pursuant to the Investment Advisory Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the average daily total managed assets of the Fund, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings.

In addition, for the six months ended June 30, 2006, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of the Fund's average daily total managed assets (which includes the liquidation preference of any Fund Preferred Shares) until December 31, 2007, such waiver will decline by 0.05% in each of the next four years until October 31, 2011. Accordingly, for the six months ended June 30, 2006, the Investment Manager did not impose a portion of its Investment Management fee pursuant to the Investment Management Agreement aggregating $704,325 and the amount imposed aggregated $1,690,380 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily total managed assets of both common and Preferred Shares.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $8,015, of which $3,981 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB. DWS-SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2006 by DWS-SFAC aggregated $37,971, of which $6,928 is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund. The amount charged to the Fund ("Auction Agent Fee") for the six months ended June 30, 2006 aggregated $201,113, of which $3,894 is unpaid.

In addition, Deutsche Bank Trust Company, an affiliate of the Investment Manager and Investment Advisor, charges an Administrative fee for Preferred Shares per series. The amount charged to the Fund for the six months ended June 30, 2006 aggregated $5,907, of which all is unpaid.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $6,600, of which all is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and Chairman of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended June 30, 2006, the Investment Manager agreed to reimburse the Fund $7,939, which represents a portion of the fee savings expected to be realized by the Investment Manager related to the outsourcing by the Investment Manager of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2006, the Fund's custodian fees were reduced by $340 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Repurchases

Effective May 5, 2005, the Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended June 30, 2006, and the year ended December 31, 2005, the Fund purchased 52,280 and 178,400 shares of common stock on the open market at a total cost of $1,091,247 and $3,968,313 ($20.87 and $22.24 average per share), respectively. The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.4% and 15.6%, respectively. These shares are held in treasury.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc. (the "fund") was held on June 28, 2006, at the offices of Deutsche Asset Management, Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below).

Matter to be Voted on by all Stockholders:

I. To elect three directors of the fund as Class III Directors to hold office for a term of three years, and until their respective successors have been duly elected and qualified:

	Number of Votes:
	For	Withheld
Rebecca W. Rimel	14,107,241	240,070
Philip Saunders, Jr.	14,401,716	242,595
William N. Searcy, Jr.	14,106,036	241,275

Matter to be Voted on by Holders of Preferred Stock:

2. To elect one director of the fund as Class III Director to hold office for a term of three years, and until his respective successors have been duly elected and qualified:

	Number of Votes:
	For	Withheld
Kenneth C. Froewiss	4,726	14

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF Real Estate Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 W. 10th Street
Kansas City, MO 64105-1614
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

On February 4, 2005, the Board of Directors (the "Board") of DWS RREEF Real Estate Fund, Inc. (the "Fund") approved the Fund's election to become subject to various provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law. Pursuant to such election, the Fund's charter now provides, subject to applicable provisions of the Investment Company Act of 1940, as amended, that (1) the Board shall have the exclusive power to set the number of directorships on the Board and to fill Board vacancies and (2) any such vacancy shall be filled for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is duly elected and qualifies. The Board also approved the amendment and restatement of the Fund's Bylaws (the "Bylaws"). The Fund's Bylaws now (1) provide for the election of each Director by the affirmative vote of a majority of the shares of the Fund's stock outstanding and entitled to vote thereon, (2) provide for detailed procedures related to the calling of stockholder-requested special meetings and (3) require stockholders to provide notice to the Fund of a nominee for director or other business to be presented at an annual meeting of stockholders 90 to 120 days before the first anniversary of the mailing of the notice of the prior year's annual meeting of stockholders. These changes make the Fund's operations and governance more consistent with that of DWS RREEF Real Estate Fund II, Inc., a Maryland corporation and closed-end investment company also overseen by the Board. These changes to the Fund's charter and Bylaws could delay, defer or prevent a change of control of the Fund. Articles Supplementary to the Fund's charter and the Fund's amended and restated Bylaws are available on the SEC's Web site at www.sec.gov.

Account Management Resources

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-scudder.com or visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRQ
CUSIP Number	Common Shares	233384 106
	Auction Rate Preferred Shares Series A	233384 205
	Auction Rate Preferred Shares Series B	233384 304

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased*	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	26,380	$20.6761	n/a	n/a
June 1 through June 30	25,900	$21.0738	n/a	n/a

Total	52,280	$20.8731	n/a	n/a
* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006